  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)

May 3, 2005

Gables Realty Limited Partnership
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-22683	58-2077966
(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, FL	33431
(Address of Principal Executive Officer)	(Zip Code)

(561) 997-9700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 3, 2005, Gables Residential Trust announced its consolidated financial results for the three months ended March 31, 2005.  Gables Residential Trust is an 88.6% economic owner of the common equity of Gables Realty Limited Partnership as of March 31, 2005.  Gables GP, Inc., the general partner of Gables Realty Limited Partnership, is a wholly-owned subsidiary of Gables Residential Trust.  A copy of Gables Residential Trust's earnings press release, along with the earnings release supplements, is furnished as Exhibit 99.1 to this report on Form 8-K (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust, dated May 3, 2005, File No. 001-12590). The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any filing by Gables Residential Trust under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        99.1  Press release and earnings release supplements of Gables Residential Trust, dated May 3, 2005 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust dated May 3, 2005, File No. 001-12590).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GABLES REALTY LIMITED PARTNERSHIP

By:  Gables GP, Inc.
Its:  General Partner
Date: May 3, 2005

By:    /s/ Marvin R. Banks, Jr.

Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer